Exhibit No. 99

                            WFMBS MORTGAGE LOAN POOL
                               30 -YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2004-04
                            POOL PROFILE (3/09/2004)
--------------------------------------------------------------------------------

                                             Bid                  Tolerance
                                    ------------       --------------------
AGGREGATE PRINCIPAL BALANCE         $350,000,000                (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE               1-Apr-04
INTEREST RATE RANGE                    5.00-6.75
GROSS WAC                                 5.911%          (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE              25 bps
MASTER SERVICING FEE                       1 bps
WAM (in months)                              358              (+/- 2 month)
                                                                                  Estimated Dispersion:
WALTV                                        67%              (maximum +2%)       -----------------------------------
                                                                                                 5.250%        $2,013
CALIFORNIA %                                 39%              (maximum 40%)                      5.375%        $3,691
                                                                                                 5.500%       $14,340
AVERAGE LOAN BALANCE                    $475,157         (maximum $500,000)                      5.625%       $16,640
LARGEST INDIVIDUAL LOAN BALANCE       $1,500,000       (maximum $1,600,000)                      5.750%       $58,927
                                                                                                 5.875%      $106,202
CASH-OUT REFINANCE %                         17%             (maximum  +5%)                      6.000%       $84,774
                                                                                                 6.125%       $34,202
PRIMARY RESIDENCE %                          96%              (minimum -2%)                      6.250%       $16,663
                                                                                                 6.375%        $8,757
SINGLE-FAMILY DETACHED %                     88%             (minimum -2'%)                      6.500%        $1,597
                                                                                                 6.625%        $1,655
FULL DOCUMENTATION %                         53%              (minimum -2%)                      6.700%          $339
                                                                                                 6.750%          $198
Co-Op %                                     0.4%              (maximum +1%)       -----------------------------------
                                                                                                 5.911%      $350,000
Pledged Asset %                             0.2%              (maximum +1%)

Relocation %                                0.9%              (maximum +1%)

UNINSURED > 80% LTV %                       0.4%              (maximum +1%)

WA FICO                                      730               (minimum -5)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

                            WFMBS MORTGAGE LOAN POOL
                               30 -YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2004-04
                            POOL PROFILE (3/09/2004)
--------------------------------------------------------------------------------

RATING AGENCIES                             TBD by Wells Fargo

PASS THRU RATE                                           5.25% or 5.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                     0.06% or 0.47%

PRICING DATE                                               TBD

FINAL STRUCTURE DUE DATE                             12-Apr-04           9:00 AM

         Structures received or changes to structures past the due date will incur a $10,000 fee.
SETTLEMENT DATE                                      29-Apr-04

ASSUMED SUB LEVELS                                         AAA            2.700%
(estimated)                                                 AA              TBA
                                                             A              TBA
                                                           BBB              TBA
                                                            BB              TBA
                                                             B              TBA

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.

WFASC Securitization Program as follows:
      1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
      2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
      3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
      4)    Wells Fargo Bank Minnesota, N.A. will act as custodian.
      5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)
* This Security may contain Pledged Asset Loans.
------------------------------------------------

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2004-04. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.

WFMBS CONTACTS                                   Brad Davis (301) 846-8009
                                                 Mike Miller (301) 815-6397
                                                 Gretchen Markley (301) 846-8356

                            WFASC DENOMINATION POLICY

                                                                                    Minimum             Physical        Book Entry
Type and Description of Certificates                                             Denomination         Certificates     Certificates
                                                                                     (1)(4)
------------------------------------------------------------------------------------------------------------------------------------
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex components
(subject to reasonable prepayment support)                                           $25,000            Allowed          Allowed

Companion classes for PAC, TAC, Scheduled Classes                                   $100,000            Allowed          Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that
provide credit protection to the Class A, Complex multi-component certificates      $100,000            Allowed          Allowed

Notional and Nominal Face IO                                                            (2)             Allowed          Allowed

Residual Certificates                                                                   (3)            Required      Not Allowed

All other types of Class A Certificates                                                 (5)               (5)              (5)

Class B (Investment Grade)                                                          $100,000            Allowed          Allowed

Class B (Non-Investment Grade)                                                      $250,000           Required      Not Allowed

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.